Verisign Reports Third Quarter 2017 Results

RESTON, VA - Oct. 26, 2017 - VeriSign, Inc. (NASDAQ: VRSN), a global leader in domain names and internet security, today reported financial results for the third quarter of 2017.

Third Quarter GAAP Financial Results
VeriSign, Inc. and subsidiaries (“Verisign”) reported revenue of $292 million for the third quarter of 2017, up 1.7 percent from the same quarter in 2016. Verisign reported net income of $115 million and diluted earnings per share (diluted “EPS”) of $0.93 for the third quarter of 2017, compared to net income of $114 million and diluted EPS of $0.90 for the same quarter in 2016. The operating margin was 61.9 percent for the third quarter of 2017 compared to 60.8 percent for the same quarter in 2016.

Third Quarter Non-GAAP Financial Results
Verisign reported, on a non-GAAP basis, net income of $124 million and diluted EPS of $1.00 for the third quarter of 2017, compared to net income of $119 million and diluted EPS of $0.93 for the same quarter in 2016. The non-GAAP operating margin was 66.7 percent for the third quarter of 2017 compared to 65.3 percent for the same quarter in 2016. A table reconciling the GAAP to the non-GAAP results (which excludes items described below) is appended to this release.

“Our team has delivered another quarter of solid results,” said Jim Bidzos, Executive Chairman, President and Chief Executive Officer.

Financial Highlights

•	Verisign ended the third quarter with cash, cash equivalents and marketable securities of $2.4 billion, an increase of $568 million from year-end 2016.

•	Cash flow from operations was $175 million for the third quarter of 2017, compared with $171 million for the same quarter in 2016.

•	Deferred revenues on Sept. 30, 2017, totaled $1.01 billion, an increase of $31 million from year-end 2016.

•
During the third quarter, Verisign repurchased 1.5 million shares of its common stock for $147 million. At Sept. 30, 2017, $622 million remained available and authorized under the current share repurchase program which has no expiration.

•
For purposes of calculating diluted EPS, the third quarter diluted share count included 24.0 million shares related to subordinated convertible debentures, compared with 20.8 million shares for the same quarter in 2016. These represent dilutive shares and not shares that have been issued.

Business Highlights

•
Verisign ended the third quarter with 145.8 million .com and .net domain name registrations in the domain name base, a 1.2 percent increase from the end of the third quarter of 2016, and a net increase of 1.47 million during the third quarter of 2017.

•	In the third quarter, Verisign processed 8.9 million new domain name registrations for .com and .net, compared to 8.3 million for the same quarter in 2016.

•
The final .com and .net renewal rate for the second quarter of 2017 was 74.0 percent compared with 73.8 percent for the same quarter in 2016. Renewal rates are not fully measurable until 45 days after the end of the quarter.

Non-GAAP Financial Measures and Adjusted EBITDA
Verisign provides quarterly and annual financial statements that are prepared in accordance with generally accepted accounting principles (GAAP). Along with this information, management typically discloses and discusses certain non-GAAP financial information in quarterly earnings releases, on investor conference calls and during investor conferences and related events. This non-GAAP financial information does not include the following types of financial measures that are included in GAAP: stock-based compensation, unrealized gain/loss on the contingent interest derivative on the subordinated convertible debentures, and non-cash interest expense. Non-GAAP net income is decreased by amounts accrued, if any, during the period for contingent interest payable through August 15, 2017, resulting from upside or downside triggers related to the subordinated convertible debentures, and is adjusted for an income tax rate of 25 percent starting from the second quarter of 2017, and 26 percent for the other periods presented herein, both of which differ from the GAAP income tax rate.
On a quarterly basis, Verisign also provides Adjusted EBITDA. Adjusted EBITDA is a non-GAAP financial measure and is calculated in accordance with the terms of the indentures governing Verisign’s senior notes. Adjusted EBITDA refers to net income before interest, taxes, depreciation and amortization, stock-based compensation, unrealized gain / loss on the contingent interest derivative on the subordinated convertible debentures, unrealized gain / loss on hedging agreements and gain on the sale of a business.
Management believes that this non-GAAP financial data supplements the GAAP financial data by providing investors with additional information that allows them to have a clearer picture of Verisign’s operations and financial performance and the comparability of Verisign’s operating results from period to period. The presentation of this additional information is not meant to be considered in isolation nor as a substitute for results prepared in accordance with GAAP.

The tables appended to this release include a reconciliation of the non-GAAP financial information to the comparable financial information reported in accordance with GAAP for the given periods.

Today’s Conference Call
Verisign will host a live conference call today at 4:30 p.m. (EDT) to review the third quarter 2017 results. The call will be accessible by direct dial at (888) 676-VRSN (U.S.) or (323) 701-0225 (international), conference ID: Verisign. A listen-only live web cast of the conference call and accompanying slide presentation will also be available at https://investor.verisign.com. An audio archive of the call will be available at https://investor.verisign.com/events.cfm. This news release and the financial information discussed on today’s conference call are available at https://investor.verisign.com.

About Verisign
Verisign, a global leader in domain names and internet security, enables internet navigation for many of the world’s most recognized domain names and provides protection for websites and enterprises around the world. Verisign ensures the security, stability and resiliency of key internet infrastructure and services, including the .com and .net domains and two of the internet’s root servers, as well as performs the root zone maintainer function for the core of the internet’s Domain Name System (DNS). Verisign’s Security Services include Distributed Denial of Service Protection and Managed DNS. To learn more about what it means to be Powered by Verisign, please visit Verisign.com.

VRSNF

Statements in this announcement other than historical data and information constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 as amended and Section 21E of the Securities Exchange Act of 1934 as amended. These statements involve risks and uncertainties that could cause our actual results to differ materially from those stated or implied by such forward-looking statements. The potential risks and uncertainties include, among others, whether the U.S. Department of Commerce will approve any exercise by us of our right to increase the price per .com domain name, under certain circumstances, the uncertainty of whether we will be able to demonstrate to the U.S. Department of Commerce that market conditions warrant removal of the pricing restrictions on .com domain names and the uncertainty of whether we will experience other negative changes to our pricing terms; the failure to renew key agreements on similar terms, or at all; new or existing governmental laws and regulations in the U.S. or other applicable foreign jurisdictions; system interruptions, security breaches, attacks on the internet by hackers, viruses, or intentional acts of vandalism; the uncertainty of the impact of changes to the multi-stakeholder model of internet governance; changes in internet practices and behavior and the adoption of substitute technologies; the success or failure of the evolution of our markets; the operational and other risks from the introduction of new gTLDs by ICANN and our provision of back-end registry services; the highly competitive business environment in which we operate; whether we can maintain strong relationships with registrars and their resellers to maintain their marketing focus on our products and services; challenging global economic conditions; economic, legal and political risk associated with our international operations; our ability to protect and enforce our rights to our intellectual property and ensure that we do not infringe on others’ intellectual property; the outcome of legal or other challenges resulting from our activities or the activities of registrars or registrants, or litigation generally; the impact of our new strategic initiatives, including our IDN gTLDs; whether we can retain and motivate our senior management and key employees; the impact of unfavorable tax rules and regulations; and our ability to continue to reinvest offshore our foreign earnings. More information about potential factors that could affect our business and financial results is included in our filings with the SEC, including in our Annual Report on Form 10-K for the year ended Dec. 31, 2016, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Verisign undertakes no obligation to update any of the forward-looking statements after the date of this announcement.

Contacts
Investor Relations: David Atchley, datchley@verisign.com, 703-948-4643
Media Relations: Deana Alvy, dalvy@verisign.com, 703-948-4179

©2017 VeriSign, Inc. All rights reserved. VERISIGN, the VERISIGN logo, and other trademarks, service marks, and designs are registered or unregistered trademarks of VeriSign, Inc. and its subsidiaries in the United States and in foreign countries. All other trademarks are property of their respective owners.

VERISIGN, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands, except par value)
(Unaudited)

	September 30, 2017	December 31, 2016
ASSETS
Current assets:
Cash and cash equivalents	$286,822	$231,945
Marketable securities	2,078,905	1,565,962
Other current assets	40,293	44,435
Total current assets	2,406,020	1,842,342
Property and equipment, net	265,306	266,125
Goodwill	52,527	52,527
Deferred tax assets	20,458	9,385
Deposits to acquire intangible assets	145,000	145,000
Other long-term assets	19,052	19,193
Total long-term assets	502,343	492,230
Total assets	$2,908,363	$2,334,572
LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current liabilities:
Accounts payable and accrued liabilities	$193,462	$203,920
Deferred revenues	717,586	688,265
Subordinated convertible debentures, including contingent interest derivative	624,474	629,764
Total current liabilities	1,535,522	1,521,949
Long-term deferred revenues	289,262	287,424
Senior notes	1,781,912	1,237,189
Deferred tax liabilities	401,359	371,433
Other long-term tax liabilities	130,246	117,172
Total long-term liabilities	2,602,779	2,013,218
Total liabilities	4,138,301	3,535,167
Commitments and contingencies
Stockholders’ deficit:
Preferred stock—par value $.001 per share; Authorized shares: 5,000; Issued and outstanding shares: none	—	—
Common stock—par value $.001 per share; Authorized shares: 1,000,000; Issued shares:325,172 at September 30, 2017 and 324,118 at December 31, 2016; Outstanding shares:98,865 at September 30, 2017 and 103,091 at December 31, 2016	325	324
Additional paid-in capital	16,570,518	16,987,488
Accumulated deficit	(17,797,627)	(18,184,954)
Accumulated other comprehensive loss	(3,154)	(3,453)
Total stockholders’ deficit	(1,229,938)	(1,200,595)
Total liabilities and stockholders’ deficit	$2,908,363	$2,334,572

VERISIGN, INC.
CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(In thousands, except per share data)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
Revenues	$292,428	$287,554	$869,594	$855,896
Costs and expenses:
Cost of revenues	47,333	49,807	145,646	149,142
Sales and marketing	18,667	18,647	56,463	58,431
Research and development	12,715	14,324	39,569	45,355
General and administrative	32,654	30,000	96,626	85,158
Total costs and expenses	111,369	112,778	338,304	338,086
Operating income	181,059	174,776	531,290	517,810
Interest expense	(37,756)	(28,919)	(95,869)	(86,582)
Non-operating income, net	6,241	3,262	21,544	8,092
Income before income taxes	149,544	149,119	456,965	439,320
Income tax expense	(34,645)	(34,692)	(102,554)	(104,227)
Net income	114,899	114,427	354,411	335,093
Realized foreign currency translation adjustments, included in net income	—	—	—	85
Unrealized gain (loss) on investments	61	(485)	739	1,301
Realized gain on investments, included in net income	(325)	(11)	(440)	(78)
Other comprehensive (loss) income	(264)	(496)	299	1,308
Comprehensive income	$114,635	$113,931	$354,710	$336,401

Earnings per share:
Basic	$1.15	$1.08	$3.51	$3.10
Diluted	$0.93	$0.90	$2.85	$2.58
Shares used to compute earnings per share
Basic	99,614	106,307	101,036	107,982
Diluted	124,074	127,750	124,162	129,967

VERISIGN, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Nine Months Ended September 30,
	2017	2016
Cash flows from operating activities:
Net income	$354,411	$335,093
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation of property and equipment	37,665	44,114
Gain on sale of business	(10,421)	—
Stock-based compensation	40,043	35,745
Payment of contingent interest	(15,232)	(13,385)
Amortization of debt discount and issuance costs	10,827	9,971
Other, net	(8,942)	(5,355)
Changes in operating assets and liabilities:
Other assets	4,566	14,278
Accounts payable and accrued liabilities	(9,524)	(8,285)
Deferred revenues	32,790	19,470
Net deferred income taxes and other long-term tax liabilities	67,385	56,397
Net cash provided by operating activities	503,568	488,043
Cash flows from investing activities:
Proceeds from maturities and sales of marketable securities	3,895,675	3,029,699
Purchases of marketable securities	(4,398,787)	(2,917,743)
Purchases of property and equipment	(40,609)	(19,889)
Deposits to acquire intangible assets	—	(143,000)
Other investing activities	12,102	171
Net cash used in investing activities	(531,619)	(50,762)
Cash flows from financing activities:
Proceeds from employee stock purchase plan	12,915	13,670
Repurchases of common stock	(474,290)	(501,934)
Proceeds from borrowings, net of issuance costs	543,185	—
Net cash provided by (used in) financing activities	81,810	(488,264)
Effect of exchange rate changes on cash and cash equivalents	1,118	109
Net increase (decrease) in cash and cash equivalents	54,877	(50,874)
Cash and cash equivalents at beginning of period	231,945	228,659
Cash and cash equivalents at end of period	$286,822	$177,785
Supplemental cash flow disclosures:
Cash paid for interest	$86,622	$84,930
Cash paid for income taxes, net of refunds received	$22,717	$14,474

VERISIGN, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(In thousands, except per share data)
(Unaudited)

	Three Months Ended September 30,
	2017		2016
	Operating Income	Net Income	Operating Income	Net Income
GAAP as reported	$181,059	$114,899	$174,776	$114,427
Adjustments:
Stock-based compensation	14,105	14,105	12,854	12,854
Unrealized gain on contingent interest derivative on the subordinated convertible debentures		—		(1,440)
Non-cash interest expense		3,779		3,381
Contingent interest payable on subordinated convertible debentures		(1,879)		(3,639)
Tax adjustment		(6,741)		(6,979)
Non-GAAP	$195,164	$124,163	$187,630	$118,604

Revenues	$292,428		$287,554
Non-GAAP operating margin	66.7%		65.3%
Diluted shares		124,074		127,750
Diluted EPS, non-GAAP		$1.00		$0.93

	Nine Months Ended September 30,
	2017		2016
	Operating Income	Net Income	Operating Income	Net Income
GAAP as reported	$531,290	$354,411	$517,810	$335,093
Adjustments:
Stock-based compensation	40,043	40,043	35,745	35,745
Unrealized loss (gain) on contingent interest derivative on the subordinated convertible debentures		893		(2,411)
Non-cash interest expense		10,827		9,971
Contingent interest payable on subordinated convertible debentures		(9,445)		(10,406)
Tax adjustment		(23,872)		(18,550)
Non-GAAP	$571,333	$372,857	$553,555	$349,442

Revenues	$869,594		$855,896
Non-GAAP operating margin	65.7%		64.7%
Diluted shares		124,162		129,967
Diluted EPS, non-GAAP		$3.00		$2.69

VERISIGN, INC.
RECONCILIATION OF NON-GAAP ADJUSTED EBITDA
(In thousands)
(Unaudited)

The following table reconciles GAAP net income to non-GAAP Adjusted EBITDA for the periods shown below (in thousands):

	Three Months Ended September 30,		Four Quarters Ended September 30,
	2017	2016	2017
Net Income	$114,899	$114,427	$459,963
Interest expense	37,756	28,919	124,851
Income tax expense	34,645	34,692	138,855
Depreciation and amortization	12,493	14,697	51,718
Stock-based compensation	14,105	12,854	54,342
Unrealized (gain) loss on contingent interest derivative on the subordinated convertible debentures	—	(1,440)	902
Unrealized loss on hedging agreements	10	460	99
Loss (gain) on sale of business	186	—	(10,421)
Non-GAAP Adjusted EBITDA	$214,094	$204,609	$820,309

VERISIGN, INC.
STOCK-BASED COMPENSATION CLASSIFICATION
(In thousands)
(Unaudited)

The following table presents the classification of stock-based compensation:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
Cost of revenues	$1,774	$1,779	$5,311	$5,367
Sales and marketing	1,369	1,129	4,255	4,219
Research and development	1,575	1,676	4,553	4,966
General and administrative	9,387	8,270	25,924	21,193
Total stock-based compensation expense	$14,105	$12,854	$40,043	$35,745